UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): SEPTEMBER 5, 2000

                                ADATOM.COM, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        0-22947               43-1771999
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

     920 Hillview Court, Suite 160
     Milpitas, California                                               95035
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (408) 935-7979

                                       N/A
          (Former Name or Former Address if Changed Since Last Report)

Item 5.  Other Events.
         ------------

     Effective September 5, 2000, the registrant has appointed Thomas La Rose as Chief Financial Officer, Chief Accounting Officer and Controller. The registrant's current Controller and Secretary, Michael M. Wheeler, resigned effective September 8, 2000. The registrant has also appointed Dr. Sridhar Jagannathan, currently Chief Technology Officer, Executive Vice President and Assistant Secretary, to the additional post of Secretary.

     Effective September 8, 2000, the registrant sold 105,504 shares of common stock for $100,000 to Ralph K. Frasier a member of the Board of Directors.

     Statements in this Form 8-K that are not statements or descriptions of historical facts are forward-looking statements that are subject to risks and uncertainties. Words such as "expect," "intends," "believes," "plans,"
"anticipates" and "likely" also identify forward-looking statements. All forward-looking statements are based on current facts and analyses. Actual results may differ materially from those currently anticipated due to a number of factors including, but not limited to, history of operating losses, anticipated future losses, competition, future capital needs, the need for market acceptance, dependence upon third parties, disruption of vital infrastructure and intellectual property rights, government regulation, the status of economic, business and legal conditions in China, dependence on third parties, and other risks. Information on factors that may affect the business and financial results of the Company can be found in filings of the Company with the Securities and Exchange Commission, including the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000. All forward-looking statements are made in reliance upon the exemptions provided under the Private Securities Litigation Reform Act of 1995.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (c) Exhibits. The exhibits to this Report are incorporated by reference
             --------
to the Exhibit Index appearing on page E-1 hereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 8, 2000

                                                     ADATOM.COM, INC.



                             By:  /s/ RICHARD S. BARTON
                                  ----------------------------------------------
                                  Richard S. Barton
                                  Chairman of the Board, Chief Executive Officer and President

                                  Exhibit Index
                                  -------------



EXHIBIT NO.                         DESCRIPTION OF EXHIBIT
-----------                         ----------------------

   10.25 Offer Letter from the registrant to Thomas La Rose, dated August 17, 2000

   20.1 Board Resolution Authorizing sale of common Stock to Board member Ralph K. Frasier